UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 12, 2007 (October 5, 2007)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2007, the Board of Directors (the “Board”) of Verso Technologies, Inc. (the “Company”) and the Compensation Committee of the Board adopted the Verso Technologies, Inc. 2007 Restricted Stock and Option Incentive Program (the “Program”).  The Program is intended to represent a formulae award program under the Company’s 1999 Stock Incentive Plan, as amended (the “1999 Plan”), and does not constitute a separate compensatory plan.

Pursuant to the Program, employees of the Company (including the Company’s principal executive officer, principal financial officer and other “named executive officers,” as such term is defined in the Instructions to Item 5.02(e) of Form 8-K) may elect to forgo up to 50% of the salary which becomes payable to them during the period from October 16, 2007 through March 31, 2008 (the “Participation Period”) and receive in lieu thereof restricted shares (the “Restricted Shares”) of the Company’s common stock (the “Common Stock”) and non-qualified stock options (the “Options”) to purchase shares of Common Stock under the 1999 Plan.  For each dollar of salary forgone, a participating employee will receive (i) a dollar’s worth of Restricted Shares, with each such share valued at the Fair Market Value (as defined in the 1999 Plan) of the Common Stock on the date of grant, and (ii) an Option to purchase an equal number of shares of Common Stock at an exercise price equal to the Fair Market Value of the Common Stock on the date of grant.

Employees may elect to participate in the Program any time before October 15, 2007, and all Restricted Shares and Options will be issued to participating employees on October 16, 2007. The Restricted Shares will vest ratably at the end of each month during the Participation Period commencing on November 30, 2007, and the Options will vest based on the Company achieving certain performance benchmarks.

The foregoing is a description of the Program and is qualified in its entirety by the full text of the Program, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None.

(b)	Pro Forma Financial Information. None.

(c)	Shell Company Transactions. None.

(d)	Exhibits.

99.1	Verso Technologies, Inc. 2007 Restricted Stock and Option Incentive Program.

99.2	Press release issued October 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

By:	/s/ Martin D. Kidder
Martin D. Kidder, Chief Financial Officer

Dated: October 12, 2007

EXHIBIT INDEX

99.1	Verso Technologies, Inc. 2007 Restricted Stock and Option Incentive Program.

99.2	Press release issued October 12, 2007.